UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35212	27-1347616
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

(212) 867-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(b) Appointment of New Independent Registered Public Accounting Firm

As previously reported on November 20, 2024, the audit committee (the “Audit Committee”) of Pioneer Power Solutions, Inc. (the “Company”) approved the dismissal of Marcum LLP as the Company’s independent registered public accounting firm, effective as of November 14, 2024. The Company has authorized Marcum LLP to respond fully to the inquiries of BDO USA, P.C. (“BDO”), concerning the reportable events previously described in the Company’s Current Report on Form 8-K filed on November 20, 2024.

The Audit Committee previously approved the engagement of BDO and on November 26, 2024, the Company entered into an engagement agreement with BDO, in which BDO will serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. During the fiscal years ended December 31, 2023, and December 31, 2022, and the subsequent interim period through November 26, 2024, neither the Company nor anyone on its behalf has consulted with BDO regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: November 26, 2024	By:	/s/ Walter Michalec
	Name:	Walter Michalec
	Title:	Chief Financial Officer